UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2019

NBT BANCORP INC.
(Exact name of registrant as specified in its charter)

Delaware	000-14703	16-1268674
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

52 South Broad Street
Norwich, New York 13815
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (607) 337-2265

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	NBTB	The NASDAQ Stock Market LLC

ITEM 7.01	Regulation FD Disclosure

NBT Bancorp Inc. (NASDAQ: NBTB), the holding company for NBT Bank N.A., is attending investor meetings, sponsored by Piper Jaffray & Co., for institutional investors and analysts on May 14, 2019. Members of the executive management team made presentations regarding NBT Bancorp Inc.’s business activities and strategies. Presentation slides are available in the Investor Relations section of NBT Bancorp Inc.’s website at www.nbtbancorp.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NBT BANCORP INC.

Date: May 14, 2019	By:	/s/ Michael J. Chewens
Michael J. Chewens
Senior Executive Vice President
and Chief Financial Officer